UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2006
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer identification number)
incorporation)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
Registrant’s telephone number including area code: (214) 841-6111
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 8.01 Other Events.
     On March 10, 2006, Affiliated Computer Services, Inc. (the “Company”) issued a press release announcing the extension of the expiration date for its pending modified “Dutch Auction” tender offer for up to 55.5 million shares of its Class A common stock, which was commenced on February 9, 2006. The tender offer, which was previously scheduled to expire at 5:00 p.m., New York City time, on Friday, March 10, 2006, will be extended until 5:00 p.m., New York City time, on Friday, March 17, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 10, 2006	Affiliated Computer Services, Inc.

	By:	/s/ Warren D. Edwards

Name: Warren D. Edwards
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 10, 2006.

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